                                            UNITED STATES
                                    SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                            FORM N-CSR

                            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                        INVESTMENT COMPANIES

Investment Company Act file number  811-08637
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                                                  The Pacific Corporate Group Private Equity Fund
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                                                     (Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 200, La Jolla, California                                              92037
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           (Address of principal executive offices)                                                    (Zip code)

                                                             The Corporation Trust Company
                                                                  Corporation Trust Center
                                                                      1209 Orange Street
                                                               Wilmington, Delaware 19801
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                                                       (Name and address of agent for service)

Registrant's telephone number, including area code:  (858) 456-6000
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Date of fiscal year end:      3/31/09
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Date of reporting period:   3/31/09
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

Item 1.                       Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Pacific Corporate Group Private Equity Fund

We have audited the accompanying consolidated balance sheet of The Pacific Corporate Group Private Equity Fund and subsidiaries (the “Trust”), including the consolidated schedule of portfolio investments, as of March 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ equity for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investment funds owned as of March 31, 2009, by correspondence with the custodian and general partners of such investment funds; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Pacific Corporate Group Private Equity Fund and subsidiaries as of March 31, 2009, and the results of their operations and their cash flows for the year then ended, the changes in their shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees for up to three additional one-year periods.

As discussed in Note 2, the consolidated financial statements include securities valued at $13,131,168 as of March 31, 2009 representing 77.46% of total assets, whose fair values have been estimated by the Adviser Trustee in the absence of readily determinable fair values.  The Adviser Trustee’s estimates are based on information provided by the fund managers or by the general partners.

   /s/ Deloitte & Touche LLP
   Parsippany, New Jersey
   June 1, 2009

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET
March 31, 2009

Assets

Portfolio investments at fair value (cost $13,235,932)	$13,131,168
Cash and cash equivalents	3,392,014
Deferred compensation plan assets, at market value	293,494
Prepaid expenses and other assets	42,964
Due from affiliates	21,708
Other receivable – foreign withholding tax	62,742
Prepaid income tax	5,938
Accrued interest receivable	1,928

Total Assets	$16,951,956

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$293,494
Deferred tax liability	9,156
Accounts payable and accrued expenses:
Audit and tax	167,200
Legal	17,997
Other	3,776
Total liabilities	491,623

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	92,114
Beneficial Shareholders (108,159.8075 shares)	16,368,219
Total Shareholders’ Equity (net asset value)	16,460,333

Total Liabilities and Shareholders’ Equity	$16,951,956

Net Asset Value per Share of Beneficial Interest	$151.33

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2009

Investment Income and Expenses

Income:
Interest from cash and cash equivalents	$74,168
Interest income received from Indirect Investments	8,527
Dividend income received from Indirect Investments	4,290
Total income	86,985

Expenses:
Audit and tax fees	214,981
Management fee	182,751
Legal fees	161,914
Administrative fees	113,591
Independent Trustee fees	53,411
Insurance expense	50,889
Other expenses	25,150
Total expenses	802,687

Net investment loss	(715,702)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Direct Investments	(110,280)

Change in net unrealized appreciation of Indirect Investments	(2,838,219)
Realized gain on distributions from Indirect Investments	36,311
Distributions of realized gain received from Indirect Investments	662,319
Realized loss from write-off of Indirect Investments	(1,621,213)
Net change in Shareholders’ Equity from Indirect Investments	(3,760,802)

Net realized loss from Distributed Investments	(36,310)

Net change in Shareholders’ Equity from Portfolio Investments before	(3,907,392)
tax

Income tax benefit	2,605

Net change in Shareholders’ Equity from Portfolio Investments after tax	(3,904,787)

Net Decrease in Shareholders’ Equity from Operations	$(4,620,489)

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended March 31, 2009

Adviser	Beneficial
Trustee	Shareholders	Total

Shareholders’ Equity as of April 1, 2008	$354,716	$23,985,900	$24,340,616

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment loss	(3,294)	(712,408)	(715,702)
Realized loss from investments - net (D)	(7,460)	(1,613,752)	(1,621,212)
Distributions of realized gain received from
Indirect Investments	3,048	659,271	662,319
Change in unrealized appreciation
on investments - net	(239,908)	(2,708,591)	(2,948,499)
Income tax benefit	12	2,593	2,605

Net decrease in Shareholders’ Equity from operations	(247,602)	(4,372,887)	(4,620,489)

Distributions to Shareholders: (C)
Return of capital distributions	(13,451)	(2,909,693)	(2,923,144)
Realized gain distributions	(1,549)	(335,101)	(336,650)
Total distributions to Shareholders	(15,000)	(3,244,794)	(3,259,794)

Net decrease in Shareholders’ Equity	(262,602)	(7,617,681)	(7,880,283)

Shareholders’ Equity as of March 31, 2009 (A)	$92,114	$16,368,219	(B)	$16,460,333

(A)	Shareholders’ Equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $151.33 as of March 31, 2009.  Additionally, from February 9, 1998 (commencement of operations) through March 31, 2009, the Trust made cash distributions, including both return of capital and gain distributions, to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.
(D)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended March 31, 2008

Adviser	Beneficial
Trustee	Shareholders	Total

Shareholders’ Equity as of April 1, 2007	$204,090	$44,148,566	$44,352,656

Increase in Shareholders’ Equity
from operations:
Net investment loss	(2,332)	(504,376)	(506,708)
Realized gain from investments - net (D) (E)	35,984	7,784,158	7,820,142
Distributions of realized gain and income
received from Indirect Investments - net	24,083	5,209,701	5,233,784
Change in unrealized appreciation
on investments - net	195,412	(10,474,773)	(10,279,361)
Provision for income taxes	(21)	(4,615)	(4,636)

Net increase in Shareholders’ Equity
from operations	253,126	2,010,095	2,263,221

Distributions to Shareholders:(C)
Return of capital distributions	(32,595)	(7,050,832)	(7,083,427)
Realized gain distributions	(69,905)	(15,121,929)	(15,191,834)
Total distributions to Shareholders	(102,500)	(22,172,761)	(22,275,261)

Net increase (decrease) in Shareholders’ Equity	150,626	(20,162,666)	(20,012,040)

Shareholders’ Equity as of March 31, 2008 (A)	$354,716	$23,985,900	(B)	$24,340,616

(A)	Shareholders’ Equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $221.76 as of March 31, 2008.  Additionally, from February 9, 1998 (commencement of operations) through March 31, 2008, the Trust made cash distributions, including both return of capital and gain distributions, to Beneficial Shareholders totaling $1,096 per share of beneficial interest.

(C)	The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.

(D)	Inclusive of expenses paid in connection with Indirect Investments.

(E)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2009

Cash Flows From Operating Activities

Net decrease in Shareholders’ Equity from operations	$(4,620,489)

Adjustments to reconcile net decrease in Shareholders’ Equity from operations to net cash provided by operating activities:

Net realized loss from investments	1,621,212
Change in net unrealized appreciation of Investments	2,948,499
Proceeds from the sale of Distributed Investments	189,679
Net capital contributed to Indirect Investments	(284,959)
Return of capital distributions received from Indirect Investments	1,125,853
Decrease in accrued interest receivable	9,261
Decrease in deferred compensation plan assets, at market value	30,589
Decrease in prepaid expenses and other assets	17,377
Increase in due from affiliates	(21,708)
Increase in other receivable - foreign withholding tax	(39,742)
Decrease in deferred compensation plan - due to Independent Trustees	(30,589)
Decrease in deferred tax liability	(5,427)
Decrease in accounts payable and accrued expenses	(16,676)
Net cash provided by operating activities	922,880

Cash Flows Used for Financing Activities

Cash distribution paid to Shareholders	(3,259,794)

Decrease in cash and cash equivalents	(2,336,914)
Cash and cash equivalents at beginning of year	5,728,928

Cash and cash equivalents at End of Year	$3,392,014

Supplemental disclosure of cash flow information:

Cash paid for income taxes	$2,822

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distributions received from Indirect Investments	$225,989

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc. (F)
Raleigh, NC
Adhesives, sealants and coatings
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-kind) dividend	$863,700	$1,581,182
1,000 shares of common stock	1,000,000	508,538

Total Manufacturing	1,863,700	2,089,720	12.70%	12.70%

Total Direct Investments	1,863,700	2,089,720	12.70%	12.70%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	1,330,579	900,883	5.47%	5.47%
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	392,428	393,652	2.39%	2.39%
$2,500,000 original capital commitment
.267% limited partnership interest

Total International	1,723,007	1,294,535	7.86%	7.86%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	874,975	835,104	5.07%	5.07%
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	262,350	194,978	1.18%	1.18%
$5,000,000 original capital commitment
.124% limited partnership interest

Total Large Corporate Restructuring	1,137,325	1,030,082	6.25%	6.25%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	$2,488,530	$3,625,322	22.02%	22.02%
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	2,237,422	1,470,252	8.93%	8.93%
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	616,577	801,100	4.87%	4.87%
$3,500,000 original capital commitment
.990% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P. (C)	-	36,046	0.22%	0.22%
$10,000,000 original capital commitment
.342% limited partnership interest

Total Medium Corporate Restructuring	5,342,529	5,932,720	36.04%	36.04%

Sector Focused:
First Reserve Fund VIII, L.P. (A)	-	93,000	0.57%	0.57%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	94,900	97,874	0.59%	0.59%
Providence Equity Offshore Partners III, L.P.	1,154	6,515	0.04%	0.04%
$3,500,000 original capital commitment	96,054	104,389	0.63%	0.63%
.324% limited partnership interest

VS&A Communications Partners III, L.P.	1,060,872	1,118,710	6.80%	6.80%
$3,000,000 original capital commitment
.293% limited partnership interest

Total Sector Focused	1,156,926	1,316,099	8.00%	8.00%

Small Corporate Restructuring:
American Securities Partners II, L.P. (A)	-	14,902	0.09%	0.09%
$5,000,000 original capital commitment
1.429% limited partnership interest

Sentinel Capital Partners II, L.P. (A)	315,812	239,769	1.46%	1.46%
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P. (E)
(f/k/a Triumph Partners III, L.P.)	38,567	6,570	0.04%	0.04%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring	354,379	261,241	1.59%	1.59%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P.	$957,135	$637,030	3.87%	3.87%
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	204,964	143,250	0.87%	0.87%
$1,540,000 original capital commitment
.381% limited partnership interest

Sprout Capital VIII, L.P. (D)	495,967	426,491	2.59%	2.59%
$5,000,000 original capital commitment
.667% limited partnership interest

Total Venture Capital	1,658,066	1,206,771	7.33%	7.33%

Total Indirect Investments	11,372,232	11,041,448	67.07%	67.07%

Total Portfolio Investments (B) (G)	$13,235,932	$13,131,168	79.77%	79.77%

(A)	The net assets of this limited partnership consist primarily of cash, cash equivalents and receivables for expected escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust's portion has been given to the other limited partners invested in this partnership.

(C)
In August 2008, the Trust received an in-kind distribution from Thomas H. Lee Equity Fund IV, L.P. of 36,253 common shares of Spectrum Brands, Inc. valued at $92,808 as of the date of distribution, with no realized gain or loss recognized.  Such securities were sold in August 2008 for $62,127, resulting in a realized loss of $30,681.

(D)
In June and August 2008, the Trust received three in-kind distributions from Sprout Capital VIII, L.P. of 2,625 common shares of VNUS Medical Technologies, Inc. with a total value of $55,630, realizing a total gain of $36,311.  Such securities were sold in July, August and September 2008, for a total of $55,717, resulting in a net realized gain of $87.

(E)
In December 2008, the Trust received an in-kind distribution from Washington & Congress Capital Partners, L.P. of 64,626 common shares of Allied Healthcare International, Inc. valued at $77,551 as of the date of distribution.  Such securities were sold in January 2009, for $71,835, resulting in a realized loss of $5,716.

(F)	The Trust also has an indirect interest in ADCO Global, Inc. through its investment in Aurora Equity Partners II L.P., which is over 5% of shareholders’ equity.

(G)
For the year ended March 31, 2009, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $1,621,213:

Apollo Investment Fund IV, L.P.                                         $77,200
CVC European Equity Partners II L.P.                                157,400
Parthenon Investors, L.P.                                                     574,900
American Securities Partners II, L.P.                                   163,637
Fenway Partners Capital Fund II, L.P.                                341,000
First Reserve Fund VIII, L.P.                                                 74,214
Thomas H. Lee Equity Fund IV, L.P.                                  225,862
Sentinel Capital Partners II, L.P.                                             7,000
                                                                                           $ 1,621,213

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
For the Year Ended March 31, 2009

The following per share data and ratios have been derived from information provided in the consolidated financial statements for each respective year.

Operating Performance Per
Share of Beneficial Interest:	2009	2008		2007		2006		2005

Net asset value, beginning of year	$221.76	$408.18		$411.10		$675.84		$716.59

Net investment income (loss)	(6.59)	(2.85	)(C)	1.21	(C)	0.11	(C)	(3.26	)(C)
Net change in net assets from
Portfolio Investments	(33.84)	21.43	(C)	105.87	(C)	95.15	(C)	138.51	(C)

Net (decrease) increase in net assets resulting from operations	(40.43)	18.58		107.08		95.26		135.25

Cash distributions: (A)
Return of capital	(26.90)	(65.19)		(59.88)		(188.43)		(93.96)
Gain	(3.10)	(139.81)		(50.12)		(171.57)		(82.04)
Total cash distributions	(30.00)	(205.00)		(110.00)		(360.00)		(176.00)

Net asset value, end of year	$151.33	$221.76		$408.18		$411.10		$675.84

Total investment return	(18.23%)	4.55%		26.05%		14.10%		18.87%

Ratios to Average Net Assets:

Expenses	4.05%	2.57	% (C)	2.49	% (C)	2.33	% (C)	2.15	% (C)

Net investment loss	(3.61%)	(0.82	%)(C)	(0.30	%)(C)	(0.02	%)(C)	(0.48	%)(C)

Ratio of expenses and provision
(benefit) for income taxes (B)	4.03%	2.58%		2.94%		3.21%		2.15%

Supplemental Data:

Net assets, end of year	$16,460,333	$24,340,616		$44,352,656		$44,669,982		$73,436,339

Portfolio turnover	1.19%	0.50%		0.50%		2.91%		1.69%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for each respective year.
(C)	The per share data and ratio data for income distribution and expenses for Indirect Investments have been reclassified for the respective year (Note 3).

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees for up to three additional one-year periods.  A one-year extension of the trust is being evaluated by the Trustees.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $13,131,168 as of March 31, 2009, representing 77.46% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of March 31, 2009, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

2.           Summary of Significant Accounting Policies, continued

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

During the year ended March 31, 2009, the Trust recorded a benefit for income taxes of $2,605 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiaries.  The income tax benefit is comprised of $2,822 of current state tax expense and a federal deferred tax benefit of $5,427.

The tax effects of temporary differences that give rise to the deferred tax liability as of March 31, 2009 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiaries in excess of their tax basis.

On April 1, 2007, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 requires that the Trust recognize in its financial statements the impact of tax positions taken (or expected to be taken) on an income tax return only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

Cash and Cash Equivalents - Cash and cash equivalents consist of cash and highly liquid investments with maturities of less than 90 days.  The Trust maintains its cash in bank accounts, which at times may exceed federally insured limits.  The Trust considers its money market investment held at broker to be a cash equivalent.

3.           Reclassification of Certain Amounts

The current presentation in the income section of the Consolidated Statement of Operations includes interest and dividend income from Indirect Investments.  These amounts were previously presented as a component of distributions of realized gain and income received from Indirect Investments in previous reporting periods.

4.           Fair Value of Portfolio Investments

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective April 1, 2008.  In accordance with SFAS 157, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.  SFAS 157 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Partnership has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Trust’s investments carried at value:

Valuation inputs:
Level 1 – Registered mutual funds	$293,494
Level 2	-
Level 3 – Portfolio investments	13,131,168
Total	$13,424,662

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of 3/31/08	$18,731,452
Realized and unrealized gain/loss	(4,569,711)
Net purchases/sales	(1,030,573)
Balance as of 3/31/09	$13,131,168

Net change in unrealized appreciation/depreciation
from investments still held as of 3/31/09	$(2,948,499)

5.         Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

In 2008, global economic growth slowed substantially and the world’s financial markets experienced unprecedented volatility and declines in valuations across all asset classes.  Revenues and operating cash flows for most businesses are being impacted by this slowdown.  Also, the financial industry has experienced significant losses, which has stalled substantially the lending markets, leaving many businesses unable to borrow or limiting leveraged transactions.  These restrictions on obtaining available financing, coupled with the current economic uncertainties and deteriorating financial results, have resulted in a low volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to the Adviser Trustee in estimating the fair value of the Trust’s investments.

Market conditions may continue to deteriorate, which may negatively impact the estimated fair value of the Trust’s investments or the amounts which are ultimately realized for such investments.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

5.         Investment Risk Factors, continued

The above events are beyond the control of the Trust and cannot be predicted.  Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties.  There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of December 31, 2008, which was used to calculate the management fee for the quarter ended March 31, 2009, was $12,752,189.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the year ended March 31, 2009.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.  The assets of the deferred compensation plan are unsecured and are available to satisfy general creditors of the Trust.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

Due from affiliates in the accompanying balance sheet represents legal, professional, and filing fees paid by the Trust on behalf of The Pacific Corporate Group Offshore Private Equity Fund, L.P. (“Offshore”) and PCG (Cayman Islands) Limited (“Cayman”).  Such fees totaled $19,985 and $1,723 due from Offshore and Cayman, respectively.

9.             Investment Commitments

As of March 31, 2009, the Trust had unfunded investment commitments of approximately $2.4 million.

10.           Cash Distributions

During the fiscal year 2009, the Trust made cash distributions to Shareholders totaling $3,259,794, of which the Beneficial Shareholders received $3,244,794, or $30.00 per share of beneficial interest in the Trust, and the Adviser Trustee received $15,000.  The breakdown of the distributions between return of capital and gain is $26.90 and $3.10 per share, respectively.  The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.

Cumulative distributions, which includes both return of capital and gain distributions, made from inception of the Trust through March 31, 2009 total $122,350,945, of which the Beneficial Shareholders received $121,787,945, or $1,126.00 per Share, which includes both return of capital and gain distributions, and the Adviser Trustee received $563,000.

11.           Investment Concentration

The Trust’s proportionate share of investments, owned indirectly through its portfolio investments, with a fair value exceeding 5% of the shareholders’ equity at March 31, 2009 are as follows:
	Type	Country	Industry	Cost	Fair Value	Fair Value as a % of Shareholders’ Equity Total
Fenway Partners Capital Fund II, L.P.: Easton-Bell Sports, Inc.	Common Stock	USA	Consumer Products	$263,810	$885,550	5.38%

12.           Recent Accounting Pronouncements

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP FAS 157-4”).  FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased.  FSP FAS 157-4 shall be effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.  Early adoption is permitted for periods ending after March 15, 2009.  The Trust is currently evaluating the impact of adopting this standard.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 52	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 63	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 78	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes International Fund and Forward Funds

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s semi-annual report on Form N-CSR for the six months ended September 30, 2008).

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2008).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

ITEM 2.                      Code of Ethics.

(a)
The Pacific Corporate Group Private Equity Fund (the “Registrant”) maintains a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to any provisions of the code of ethics that relate to any element of the code of ethics definition enumerated in this Item.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of the code of ethics during the period covered by this report.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit hereto.

ITEM 3.                        Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that DeWitt F. Bowman and Alan C. Shapiro, constituting all of the members of the Registrant’s Audit Committee, are “audit committee financial experts” and “independent,” as such terms are defined in this Item.  This designation does not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board.  The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.                      Principal Accountant Fees and Services.

Audit Fees
(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,085 and $127,831 for the fiscal years ended March 31, 2008 and 2009, respectively.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited), continued

Audit-Related Fees
(b)
There were no audit-related fees billed for the fiscal years ended March 31, 2008 and 2009, respectively, for assurance and related services by the principal accountant that reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

There were no audit-related fees billed for the fiscal years ended March 31, 2008 and 2009, respectively, for assurance and related services by the principal accountant to Pacific Corporate Group LLC ("PCG"), the Registrant’s management company and adviser trustee, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, that were reasonably related to the performance of the annual audits of such entities, the engagement of which relate directly to the operations and financial reporting of the Registrant.

Tax Fees
(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $82,500 and $87,150 for the fiscal years ended March 31, 2008 and 2009, respectively.  Services rendered included preparation of the Registrant’s 2008 and 2009 tax returns and tax advice throughout the years.

There were no fees billed for the fiscal years ended March 31, 2008 and 2009, respectively, for professional services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, for tax compliance, tax advice and tax planning, the engagement of which relate directly to the operations and financial reporting of the Registrant.

All Other Fees
(d)	There were no other fees billed for professional services rendered by the principal accountant for the fiscal years ended March 31, 2008 and 2009, respectively.

There were no other fees billed for the fiscal years ended March 31, 2008 and 2009, respectively, for services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, the engagement of which relate directly to the operations and financial reporting of the Registrant.

(e)
(1) The Audit Committee Charter of the Registrant requires the Audit Committee to pre-approve all audit services and permissible non-auditing services, including tax services, to be provided to the Registrant and/or PCG, the Fund’s management company and adviser trustee, by the Registrant’s principal accountant in accordance with the Securities Exchange Act of 1934.  The Audit Committee Charter also provides that the Audit Committee may delegate to one or more of its designated members the authority to grant such pre-approvals.  The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

          (f)  Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to PCG, the Registrant’s management company and adviser trustee (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG, that provides ongoing services to the Registrant was $197,068 and $313,293 for the fiscal years ended March 31, 2008 and 2009, respectively.

(h)
The Registrant’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to PCG (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  All services provided by the Registrant’s principal accountants to the Registrant or PCG, or any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant, that were required to be pre-approved were pre-approved as required.

ITEM 5.                           Audit Committee of Listed Registrants.

The Registrant is not a listed issuer, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, since it does not have any securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association.  As a result, Item 5 is not applicable to the Registrant.

ITEM 6.                           Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of March 31, 2009 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

The Registrant has adopted the proxy voting policies and procedures of PCG as its own.  PCG’s proxy voting policies and procedures are set forth below.

PACIFIC CORPORATE GROUP, LLC
Amended and Restated
Proxy Voting Policies and Procedures

Adopted as of August 2007

I.           Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

II.           Policy

Upon request, Pacific Corporate Group LLC (“PCG”) votes proxies for the funds and securities it holds; therefore, PCG has adopted and implemented this Proxy Voting Policy and Procedures.

Since PCG manages private equity funds and co-investments (through PCG Asset Management, LLC (“PCGAM”)) and direct private investments (through PCG Capital Partners, LLC (“PCGCP”)), the number of proxies that it receives is limited.  The most common scenario in which PCG is requested to respond to proxy requests is where PCG is requested to vote limited partnership or limited liability company interests in the underlying funds.  In limited circumstances, PCG may be requested to vote on matters (or consent to actions) relating to fee sharing agreements with underlying managers or to vote on matters relating to direct investments in portfolio companies. In even more limited situations, PCG may be requested to vote on matters involving public securities should a private security position be converted into a public security.

PCG votes proxies: (i) for each client that has specifically authorized it to vote them in the investment management contract or otherwise; (ii) for each fund for which it acts as adviser with the power to vote proxies; and (iii) for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

III.           Procedures

A. General Guidelines

In voting proxies, PCG will take action in response to each proxy request that it receives on a case-by-case basis.  PCG is guided by general fiduciary principles and the desire to act prudently in the best interests of the beneficial owners of the accounts it manages.  PCG attempts to consider the variety of attributes of a vote that could affect the value of its investment; accordingly, it seeks to vote in a manner consistent with efforts to maximize shareholder value.  In certain cases, however, PCG may determine to abstain from acting on a proxy request (or from recommending what action should be taken with respect to a proxy request) if it concludes that the potential benefit is outweighed by the cost, or when it is not in the best interests of the fund’s beneficial owners to vote.

        B. Conflicts of Interest

PCG will rely on the observations and direct input of PCGCP, the Management Committee of PCGAM, members of the PCGAM Investment Committee, and the PCG Compliance Committee to identify potential conflicts of interest of which they are aware, and to bring such potential conflicts of interest to the attention of PCG’s Chief Compliance Officer (“CCO”).  The CCO will determine whether a conflict of interest is material.

A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PCG’s decision in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The CCO or its designee shall maintain a written record of all materiality determinations.

If the CCO determines that a conflict of interest is not material, PCG may vote proxies notwithstanding the existence of a conflict.  If the CCO determines that PCG is subject to a material conflict of interest in taking action in response to a proxy request, he shall consider the following potential solutions, as well as any other solutions he wishes to consider: (i) disclosing the conflict of interest to the investors in such fund and obtaining their consent (in accordance with the governing documents of such fund) to act on the proxy request; (ii) engaging an independent third party to recommend a response to the proxy request; (iii) abstaining from acting on the proxy request; or (iv) if the fund for which PCG is considering a proxy request has an independent board of directors advise the independent directors of the conflict for their consideration.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

C. Disclosures

PCG shall include a written description of this policy either in Part II of Form ADV or as a separate document.

D. Proxy Voting Information

PCG shall, upon the request of a PCG fund investor, provide such investor with the information such investor may reasonably request regarding how PCG has responded to proxy requests.

E. Responsibilities

PCGCP is responsible for voting proxy requests relating to direct investments made in its funds.  Should proxy requests arise for indirect (partnership or fund) investments, the PCGAM Investment Committee is responsible for reviewing and responding to proxy matters.  Both the PCGCP and PCGAM organizations are responsible for delivering proxy voting information to the PCG Compliance Committee or its designate when such votes occur.  The PCG Compliance Committee or its designee shall maintain a proxy log of such submittals.

F. Record Keeping

In accordance with the record-keeping rules applicable to a registered investment adviser, PCG will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business:
▪	Client requests to review proxy votes, and PCG’s responses thereto
▪	These proxy voting policy and procedures
▪	Proxy statements and related materials received regarding client securities
▪	Records memorializing how PCG voted
▪	Any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision
▪	Documentation relating to the identification and resolution of conflicts of interest

With respect to proxy voting records for The Pacific Corporate Group Private Equity Fund (“PEF”) or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow PEF or such other funds to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system, as well as on third party records of proxy statements and votes cast, if the third party provides an undertaking to provide the documents promptly upon request.
_______________

These Policies and Procedures will be reviewed on an annual basis.

ITEM 8.                      Portfolio Managers of Closed-End Management Investment Companies.

Introductory Note

The Registrant is a Delaware business trust that was formed on September 22, 1997 and completed the initial offering of its shares in a private placement to accredited investors and began operations on February 9, 1998.  The Registrant is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Registrant’s Board of Trustees, for up to three additional one-year periods.

The objective of the Registrant is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market.  The Registrant seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of private equity funds (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investment in private or public operating companies (“Direct Investments”).  PCG receives a management fee based on total capital commitments of the Registrant, less distributions of capital and realized investment losses, and may receive a performance-based fee only with respect to profits, if any, generated by Direct Investments.

The Registrant has fully invested or committed for investment all of its capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  The Indirect Investments are illiquid and typically have terms of ten to fifteen years and the Registrant has never disposed of an Indirect Investment.  Similarly, the Registrant’s Direct Investments are long-term, illiquid private investments.  The Registrant notes that its roster of portfolio investments has not changed since January 2004, other than for the deletion of one Direct Investment that was written off, five other Direct Investments that were liquidated, one Indirect Investment that was liquidated and the change in a name of one Indirect Investment.

In light of the foregoing, the day-to-day management of the Registrant’s portfolio by the portfolio manager generally consists of monitoring and analyzing the performance of both the Indirect Investments and Direct Investments of the Registrant.  PCG has an internal Indirect Investment Committee and a Direct Investment Committee, and the portfolio manager provides information to such Committees with respect to the status of the Registrant’s Indirect Investments and Direct Investments, as the case may be.

Portfolio Manager

As of the date of filing of this annual report on Form N-CSR, Kara King, Senior Vice President of PCGAM, a subsidiary of PCG, and a member of PCGAM’s Investment Committee, has primary responsibility for the day-to-day management of the Registrant’s portfolio.  Ms. King also manages the Portfolio Monitoring and Reporting department at PCGAM.  Prior to joining PCG in 1998, Ms. King was a retirement plan consultant with U.S. Pension Services and was responsible for plan design, administration and IRS required compliance.

Other Accounts Managed

As of March 31, 2009, Ms. King also has primary responsibility for the day-to-day management of one unregistered pooled investment vehicle that is similar to the Registrant.  As of September 30, 2008 (the most recent date as of which data is available), such vehicle had a total of approximately $9.5 million in assets.  The management fee for such vehicle is similar to that of the Registrant, including a performance-based fee only with respect to profits, if any, generated by the vehicle’s Direct Investments, which Direct Investments account for approximately $21,100 of the vehicle’s assets as of such date.  Similar to the Registrant, such vehicle has fully invested or committed for investment all of its capital available for investment.

As of March 31, 2009, Ms. King was not responsible for the day-to-day management of any other registered investment company or any other account.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest generally may arise in the context of a portfolio manager’s management of multiple accounts on behalf of PCG under several circumstances, including that such accounts may have similar investment objectives or strategies.  As such, an investment opportunity may be suitable for more than one account, but may not be available in sufficient quantities to allow all accounts to fully participate.  Similarly, given the illiquid nature of the investments generally made by PCG on behalf of its clients, there would be limited opportunity to sell an investment held by multiple accounts for all such accounts.  In addition, there may be an incentive to favor accounts for which the advisory fee is based on performance, or for which PCG is entitled to share in the profits generated by certain of an account’s investments.

However, as indicated above, the Registrant and one of the other pooled investment vehicle managed by Ms. King have fully invested or committed for investment all of their respective capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  Moreover, as previously noted, the Registrant’s roster of portfolio investments had limited changes since January 2004.  As of March 31, 2009, the Registrant held only one remaining Direct Investments.  With regard to its Indirect Investments (where the Registrant has no role in whether underlying portfolio investments are bought or sold) the Registrant presently anticipates that it will hold such investments until the underlying managers dispose of the portfolio investments and wind-up the operations of the Indirect Investments.  As a result, the real, potential or apparent conflicts of interest that would arise in connection with Ms. King’s management of the Registrant’s investments, on the one hand, and the investments of the pooled investment vehicle, on the other hand, are remote.

Notwithstanding the foregoing, PCG has implemented procedures as part of its investment process which are designed in part to identify and address conflicts of interest.  Specifically, each investment or follow-on investment that PCG reviews on behalf of a client is subject to an in-depth review by PCGAM’s Investment Committee or PCGCP's Investment Committee, as the case may be.  The investment professional preparing a write-up on a proposed investment is required to identify for the applicable Committee any known existing or potential conflicts of interest with regard to such investment, including any allocation issues among PCG clients.  Such conflicts would then be reviewed and addressed by the applicable Committee.  As a result, to the extent a follow-on investment is contemplated for the Registrant, such procedures would be implemented.

Moreover, in accordance with the conditions of an exemptive order issued by the Securities and Exchange Commission to the Registrant (the “Order”), the Registrant is prohibited from making a co-investment or follow-on investment with other funds and accounts managed by PCG prior to approval by the Registrant’s Board of Trustees, and under the terms of the Order, investments may only be made by the Registrant on the same terms as such other funds and accounts.  Further, the Order requires the quarterly review by the Board of information relating to co-investments made by other funds and accounts managed by PCG, including transactions in which the Registrant declined to participate.

Finally, it should be noted that as a registered investment adviser, PCG has in place a compliance program containing multiple policies and procedures designed to identify and address various conflicts of interest that may arise in the course of PCG’s business.

Compensation Structure

As of March 31, 2009, Ms. King’s compensation included a base salary fixed from year to year on a competitive level, taking into account Ms. King’s experience, expertise and responsibilities.  Ms. King also is eligible to receive an annual cash performance bonus, which may account for a significant portion of total compensation.   The awarding of a performance bonus is based upon the achievement of PCGAM’s business objectives as a whole and on Ms. King’s individual performance.  Ms. King’s performance is evaluated annually by senior members of management as well as by employees working directly for Ms. King.  Annual base salary amounts as well as performance bonus amounts are determined by senior members of management, and approved by PCGAM’s Board of Directors.  As indicated below, Ms. King is a holder of equity interest in PCGAM.  As a holder Ms. King receives periodic distributions pursuant to the PCGAM limited liability company agreement.

Ms. King also is eligible to participate in broad-based plans offered generally to employees of PCGAM, including broad-based retirement, 401(k), health and other employee benefit plans.

Ms. King’s compensation is not based on the performance of the Registrant or the pooled investment vehicles she manages.

Ownership of Securities

As of March 31, 2009, Ms. King did not own any shares of the Registrant.  Ms. King was the recipient of an equity interest in PCGAM effective January 1, 2007.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant for the following reasons:  (i) the Registrant’s securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant’s securities during the period covered by this report.

ITEM 10.	Submissions of Matters to a Vote of Security Holders.

There have been no material changes made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.  The Registrant’s Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant’s board should send nominations to the attention of the Secretary of the Registrant (1200 Prospect Street, Suite 200, La Jolla, California 92037) which includes biographical information and sets forth the qualifications of the proposed nominee.  The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Exhibits.

(a)	(1) Exhibit 99 (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(2) Exhibit 99 (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act.

(3)  Not applicable.

(b)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
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By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 9, 2009

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 9, 2009

By:/s/ Quyen Dao-Haddock

Quyen Dao-Haddock
                      Vice President, Treasurer and Secretary/Principal
                      Financial Officer

Date: June 9, 2009